SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2005

                    BEAR STEARNS ASSET BACKED SECURITIES I LLC
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                    333-113636              20-0842986
----------------------------------  --------------------  ----------------------
   (State or Other Jurisdiction        (Commission           (I.R.S. Employer
         of Incorporation)              File Number)        Identification No.)

383 MADISON AVENUE
NEW YORK, NEW YORK                                                  10179
------------------------------------                        --------------------
       (Address of Principal                                       (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

This Form 8-K/A amends an earlier report on Form 8-K filed by Bear Stearns Asset Backed Securities I LLC on May 27, 2005.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits:

     1. Pooling and Servicing Agreement, dated as of April 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as seller and servicer, and JPMorgan Chase Bank, National Association, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:  /s/ Baron Silverstein
    -----------------------------------------
Name:  Baron Silverstein
Title: Vice President

Dated:  June 30, 2005

                EXHIBIT INDEX


            Item 601 (a) of          Sequentially
Exhibit     Regulation S-K           Numbered
Number      Exhibit No.              Description                          Page
------      -----------              -----------                          ----

1            4                        Pooling and Servicing Agreement      4